Exhibit 99.1

                               AXA FINANCIAL, INC.
    RECONCILIATION OF THE CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS
              TO AXA FINANCIAL'S CONSOLIDATED US GAAP NET EARNINGS
                                  (in millions)


                                                                                                     YEARS ENDED DECEMBER 31,
                                                                                                    -------------------------
                                                                                                       2003           2004
                                                                                                    ---------       ---------

CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS PER AXA PRESS RELEASE            IN EURO

           AXA Equitable                                                                                  575             587
           MONY                                                                                             -              56
                                                                                                    ----------     ----------
           US Life & Savings                                                                              575             643
           Asset Management- Alliance Capital                                                              70             207
           AXA Financial Holding Company                                                                  (54)            (62)
                                                                                                    ----------     ----------
TOTAL CONTRIBUTION TO AXA FRENCH GAAP UNDERLYING EARNINGS                                                 592             788

          Total After-tax Capital Gains (losses), net                                                     (46)             32

                                                                                                    ----------     ----------
TOTAL CONTRIBUTION TO AXA FRENCH GAAP ADJUSTED EARNINGS                              IN EURO              546             821

                                                         Average exchange rate         US$1.00 =        0.884           0.804

                                                                                      IN US$              617           1,021

Reconciling items:

(A)  Prior Period adjustment - Deferred Tax Liability                                                     (27)
(B)  GMIB/DB Reserves, Reinsurance Assets & Hedge                                                         (60)            (21)
(C)  Investment income & capital gains (losses)                                                             2              51
(D)  Interest rate swap contracts                                                                           6             (13)
(E)  AXF Holding - reduction of state tax on DLJ sale                                                                      53
(F)  Alliance amortization of intangible assets                                                           (29)            (32)
(G)  MONY amortization of intangible assets                                                                                (6)
(H)  MONY integration employee Severance                                                                                  (30)
(I)  Employee stock based compensation                                                                    (50)            (14)
(J)  MONY integration write off of software                                                                               (21)
(K)  Software amortizaton                                                                                  12               5
(L)  Impact of SOP 03-01                                                                                                   (7)
     Other                                                                                                (14)            (24)
                                                                                                    -------------------------
Total Reconciling items                                                                                  (160)            (59)
                                                                                                    ----------     ----------

                                                                                                    ----------     ----------
CONSOLIDATED US GAAP NET EARNINGS                                                                    $    457        $    962
                                                                                                    ==========     ==========

(A) Reflects decrease in Deferred Tax Liability related to periods subsequent to the acquisition of Registrant by AXA.
(B) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranted Minimum Income Benefit ("GMIB") risks and the program to hedge certain risks associated with Guaranteed Minimum Death Benefit ("GMDB") and GMIB features as derivative contracts at fair value under US GAAP vs. ceded reinsurance reserves and derivative contracts qualifying for hedge accounting, respectively, under French GAAP.
(C) Primarily reflects accounting for certain equity investments on the equity method of accounting under US GAAP vs. historical cost less cash distributions and valuation allowances under French GAAP.
(D) Reflects the accounting for interest rate swaps contracts as derivative contracts at fair value under US GAAP vs. derivative contracts qualifying for hedge accounting under French GAAP.
(E) Reflects the earnings impact of the reduction of state tax liabilities associated with the 2000 sale of DLJ, treated as a "one off item" and excluded from AXA French GAAP Adjusted Earnings.
(F&G) Reflects amortization of acquisition related intangible assets excluded from AXA French GAAP Adjusted Earnings.
(H) Represents severance paid to AXA Equitable employees as part of the reduction in force associated with the MONY integration. Under French GAAP, treated as an additional cost of the purchase.
(I) Primarily reflects variable plan accounting of Stock Appreciation Rights under US GAAP vs. fixed plan accrual accounting under French GAAP.
(J) Reflects the write-off of AXA Equitable capitalized software replaced as a result of the MONY integration under US GAAP. Under
      French GAAP, it was treated as a cost of the purchase.
(K) Under US GAAP, software is capitalized and amortized over the life of the assets, whereas prior to 1/1/03 in French GAAP, it was amortized over 5 years.
(L) Effective 1/1/04, AXA Financial adopted SOP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts", for US GAAP requiring a change in our policies relating to
      1) general account interests in separate accounts,
      2) assets and liabilities associated with market-value adjusted annuities,
      3) liabilities related to group pension participating contracts, and
      4) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and universal life contracts.

                               AXA FINANCIAL, INC.
 RECONCILIATION OF THE CONTRIBUTION TO AXA FRENCH GAAP NET INCOME - GROUP SHARE
              TO AXA FINANCIAL'S CONSOLIDATED US GAAP NET EARNINGS
                                  (in millions)


                                                                                                  YEARS ENDED DECEMBER 31,
                                                                                                ---------------------------
                                                                                                   2003             2004
                                                                                                -------------  ------------

CONTRIBUTION TO AXA FRENCH GAAP NET INCOME - GROUP SHARE PER AXA PRESS RELEASE       IN EURO

       US Life & Savings                                                                          433               525
       Asset Management- Alliance Capital                                                         (89)              170
       AXA Financial Holding Company                                                              (57)              (21)
                                                                                                --------        --------
 TOTAL CONTRIBUTION TO AXA FRENCH GAAP NET INCOME - GROUP SHARE                      IN EURO      288               674

                                                          Average exchanage rate      US$1.00 = 0.884             0.804

                                                                                     IN US$       326               839
Reconciling items:

(A)  Prior Period adjustment - Deferred Tax Liability                                            (222)
(B)  GMIB/DB Reserves, Reinsurance Assets & Hedge                                                 (60)              (21)
(C)  Investment income & capital gains (losses)                                                     2                51
(D)  Interest rate swap contracts                                                                   6               (13)
(E)  Alliance amortization of intangible assets                                                   (29)              (32)
(F)  MONY integration employee Severance                                                                            (30)
(G)  Employee stock based compensation                                                            (50)              (14)
(H)  MONY integration write off of software                                                                         (21)
(I)  Software amortizaton                                                                          12                 5
(J)  Impact of SOP 03-01                                                                                             (7)
(K)  AXA Goodwill Amortization                                                                    486               751
(L)  Bernstein put option gains                                                                                    (522)
     Other                                                                                        (14)              (24)
                                                                                                ------------------------
Total Reconciling items                                                                           131               123
                                                                                                --------        --------

                                                                                                --------        --------
CONSOLIDATED US GAAP NET EARNINGS                                                               $ 457           $   962
                                                                                                ========        ========


(A) Reflects decrease in Deferred Tax Liability related to periods subsequent to the acquisition of Registrant by AXA.
(B) Reflects the accounting for reinsurance contracts ceding variable annuity Guaranted Minimum Income Benefit ("GMIB") risks and the program to hedge certain risks associated with Guaranteed Minimum Death Benefit ("GMDB") and GMIB features as derivative contracts at fair value under US GAAP vs. ceded reinsurance reserves and derivative contracts qualifying for hedge accounting, respectively, under French GAAP.
(C) Primarily reflects accounting for certain equity investments on the equity method of accounting under US GAAP vs. historical cost less cash distributions and valuation allowances under French GAAP.
(D) Reflects the accounting for interest rate swaps contracts as derivative contracts at fair value under US GAAP vs. derivative contracts qualifying for hedge accounting under French GAAP.
(E) Reflects amortization of acquisition related intangible assets excluded from AXA French GAAP Adjusted Earnings.
(F) Represents severance paid to AXA Equitable employees as part of the reduction in force associated with the MONY integration. Under French GAAP, treated as an additional cost of the purchase.
(G)   Primarily reflects variable plan accounting of Stock Appreciation
      Rights under US GAAP vs. fixed plan accrual accounting under French GAAP.
(H) Reflects the write-off of AXA Equitable capitalized software replaced as a result of the MONY integration under US GAAP. Under French GAAP, it was treated as a cost of the purchase.
(I) Under US GAAP, software is capitalized and amortized over the life of the assets, whereas prior to 1/1/03 in French GAAP, it was amortized over 5 years.
(J) Effective 1/1/04, AXA Financial adopted SOP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts", for US GAAP requiring a change in our policies relating to
      1) general account interests in separate accounts,
      2) assets and liabilities associated with market-value adjusted annuities,
      3) liabilities related to group pension participating contracts, and
      4) liabilities related to certain mortality and annuitization benefits, such as the no lapse guarantee feature contained in variable and universal life contracts.
(K) Under US GAAP, Goodwill is no longer amortized but is tested for impairment.
(L) Represents release of provision established under French GAAP, but not US GAAP, for put options granted to former Bernstein shareholders.